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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2004

IESI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-98657	75-2712191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2301 Eagle Parkway, Suite 200, Fort Worth, TX		76177
(Address of Principal Executive Offices)		(Zip Code)

(817) 632-4000
Registrant's Telephone Number, Including Area Code

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

        On November 29, 2004, the Registrant and BFI Canada Income Fund, a trust established under the laws of the Province of Ontario, Canada, issued a joint press release announcing that they have entered into a transaction agreement to combine the two companies. A copy of this press release is attached hereto as Exhibit 99.1.

        The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated November 29, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IESI CORPORATION
Date: November 29, 2004	By:	/s/ Thomas J. Cowee
	Name:	Thomas J. Cowee
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated November 29, 2004.

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Section 7—Regulation FD
  Item 7.01 Regulation FD Disclosure.
Section 9—Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index